  COMMON SHARES                     LOGO                        COMMON SHARES
-----NUMBER--------                                         --------SHARES------
      DGN
-------------------                                         --------------------
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA AND NEW YORK, NY                                CUSIP 24783R 10 3


This Certifies that




is the record holder of
--------------------------------------------------------------------------------
   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
                   ----------                ----------
        --------------------- DELTAGEN, INC. ---------------------
                   ----------                ----------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

     Dated:
                                   [DELTAGEN, INC.
         /s/ Augustine G. Yee       CORPORATE SEAL]    /s/ William Matthews
            ------------------                          -----------------------
            SECRETARY                                   CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:                           TRANSFER AGENT
  EQUISERVE TRUST COMPANY, N.A.                         AND REGISTRAR,
BY /s/ CHARLES ROSSI
                                                        AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT-.........Custodian..........
TEN ENT - as tenants by the entities                          (Cust)               (Minor)
JT TEN  - as joing tenants with right of                     under Uniform Gifts to Minors
          survivorship and not as tenants                    Act..........................
          in common                                                     (State)
                                            UNIF TRF MIN ACT-......Custodian (until age...)
                                                              (Cust)
                                                             .......under Uniform Transfers
                                                              (Minor)
                                                             to Minors Act..................
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,______________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------


______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________


______________________________________________________________________________


________________________________________________________________________Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________________________

                                       X _____________________________________

                                       X _____________________________________

                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY CHANGE WHATEVER
Signature(s) Guaranteed


By_______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-18